UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 15, 2012

SOUTHWEST GAS CORPORATION

(Exact name of registrant as specified in its charter)

California	1-7850	88-0085720
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

5241 Spring Mountain Road
Post Office Box 98510
Las Vegas, Nevada	89193-8510
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 876-7237

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 15, 2012, Southwest Gas Corporation entered into a $300 million credit facility with the lenders party thereto, The Bank of New York Mellon, as Administrative Agent, Bank of America, N.A., as Co-Syndication Agent, JPMorgan Chase Bank, N.A., as Co-Syndication Agent, Union Bank, N.A., as Co-Documentation Agent, KeyBank National Association, as Co-Documentation Agent, The Bank of New York Mellon, as Joint Lead Arranger and Joint Bookrunner, Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Joint Lead Arranger and Joint Bookrunner, and J.P. Morgan Securities LLC, as Joint Lead Arranger and Joint Bookrunner. The credit facility is scheduled to expire in March 2017 and replaces Southwest Gas Corporation’s previous $300 million credit facility (the “Previous Credit Facility”), which was scheduled to expire in May 2012. Interest rates for the credit facility are calculated at either the London Interbank Offered Rate (“LIBOR”) or the “alternate base rate,” plus in each case an applicable margin that is determined based on Southwest Gas Corporation’s senior unsecured debt rating. The applicable margin ranges from 0.875% to 1.750% for loans bearing interest with reference to LIBOR and from 0.00% to 0.750% for loans bearing interest with reference to the alternative base rate. Southwest Gas Corporation is also required to pay a commitment fee on the unfunded portion of the commitments based on its senior unsecured long-term debt rating. The commitment fee ranges from 0.100% to 0.250% per annum.

The description of the credit facility does not purport to be complete and is qualified in its entirety by reference to the credit facility, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

The credit facility described under Item 1.01 above replaced Southwest Gas Corporation’s Previous Credit Facility, which was scheduled to expire in May 2012. At March 15, 2012, there were no amounts outstanding under either the Previous Credit Facility or the credit facility described under Item 1.01 above. In addition to Southwest Gas Corporation, the parties to the Previous Credit Facility included The Bank of New York, as Administrative Agent, Bank of America, N.A., as Syndication Agent, JPMorgan Chase Bank, N.A., as Co-Documentation Agent, Union Bank of California, N.A., as Co-Documentation Agent, KeyBank National Association, as Co-Documentation Agent, BNY Capital Markets, Inc., as Co-Lead Arranger and Bookrunner, and Banc of America Securities, LLC, as Co-Lead Arranger and Bookrunner.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth under Item 1.01 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	$300 million Credit Facility

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST GAS CORPORATION

Date: March 16, 2012	/s/ GREGORY J. PETERSON
Gregory J. Peterson Vice President/Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	$300 million Credit Facility